UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On September 27, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ANNOUNCES COMPLETION OF QUADRISE TESTING PROGRAM

Testing Confirmed MSAR® and bioMSAR™ Fuels Can Be Produced from Asphalt Ridge Heavy Oil

Sherman Oaks, California - September 27, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction technologies, is pleased to announce that  Quadrise Fuels International plc ("Quadrise") recently provided an update on its testing of an oil sample supplied by TomCo's 100% owned subsidiary Greenfield Energy LLC ("Greenfield") taken from the Petroteq Oil Sands Plant ("POSP") and produced from oil sands ore using Petroteq's Clean Oil Recovery Technology ("CORT") process.

Quadrise reported that an extensive program of testing on the Greenfield oil sample was completed at the Quadrise Research Facility ("QRF") in Essex on schedule.

The testing program at the QRF confirmed the ability to produce commercial MSAR® and bioMSAR™ fuels from the sample of heavy sweet oil provided by Greenfield and a report of the testing results has been issued to Tomco.  Simulations of storage and handling of both MSAR® and bioMSAR™ produced were also completed during the program which indicated that commercial production of MSAR® and bioMSAR™ fuels would be possible in Utah for potential power and marine end-user applications domestically and internationally.

Quadrise further noted that this testing concludes the proof-of-concept work that was scheduled in Phase 1 of the Commercial Trial Agreement between Greenfield and Quadrise announced on 18 August 2020. TomCo will now review the report and it is expected that Greenfield and Quadrise will enter into discussions regarding potential future trials and deployment of the technology to produce MSAR® and/or bioMSAR™ fuel at a commercial scale.

Greenfield has entered into a non-exclusive, multi-site license with Petroteq for the use of the CORT process for the production of heavy oil.

Tomco's announcement can be found at:

https://polaris.brighterir.com/public/tomco/news/rns/story/x491l0w

George Stapleton, Petroteq COO, commented: "Confirmation that heavy oil extracted from Utah oil sands using our CORT process is suitable for production of MSAR® and bioMSAR™ fuels could allow for the production of fuel and.biofuel with significant environmental benefits, while creating a higher value product stream for Petroteq's future commercial production."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: the Company expecting the FEED Study to be delivered to Petroteq later this week; the Company anticipating that the FEED can become the basis for future 5,000 bopd train designs for use in Utah by Petroteq and potentially by additional licensees in Utah, the US, and other locations worldwide; the Company expecting that any customization for local site conditions and ore characteristics will be minor; and the Company expecting third party certification of the "standard" CORT process train to be done shortly. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Unless otherwise specified, all dollar amounts in this press release are expressed in U.S. dollars.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

R.G. Bailey

Chief Executive officer

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: September 27, 2021	By:	/s/ R. Gerald Bailey
R. Gerald Bailey Interim Chief Executive Officer